UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 10, 2009
                                                         -----------------



                          INTERPLAY ENTERTAINMENT CORP.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-24363                   33-0102707
--------------------------         ------------             -------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             file number)             Identification No.)



             12301 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90025 (Registrant's telephone number, including area code): (310) 432-1958



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01         OTHER EVENTS

On December 10, 2009, the Hon. Deborah K. Chasanow, Judge of the United States District Court for the District of Maryland denied a Motion for Preliminary Injunction filed by Bethesda Softworks LLC ("Bethesda") against Interplay seeking to stop Interplay from selling FALLOUT(R), FALLOUT(R) 2, FALLOUT(R) Tactics, and FALLOUT(R) Brotherhood of Steel and to prevent Interplay from creating a FALLOUT(R)-branded massively-multiplayer online game prior to a trial and final determination on the merits. Interplay will continue to defend its rights and pursue its Counter-Claims against Bethesda, including its claims for Breach of Contract, Tortious Interference with Prospective Economic Advantage, Rescission, Accounting and Declaratory Relief seeking an award of damages and other relief.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        INTERPLAY ENTERTAINMENT CORPORATION
                                        (Registrant)



DATE:  DECEMBER 14, 2009                By   /S/ HERVE CAEN
       -----------------                     -----------------------------------
                                             Herve Caen
                                             Chief Executive Officer and Interim
                                             hief Financial Officer


                                       2